UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2015

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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)

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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-5911
Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 27, 2015, MUFG Americas Holdings Corporation (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter ended March 31, 2015, and posted on its website (www.unionbank.com) supplemental information for the quarter ended March 31, 2015.  A copy of the press release and the financial supplement are attached hereto as Exhibits 99.1 and 99.2, respectively.  The information in this Form 8-K , including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 under the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, except as specifically incorporated by reference therein.
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Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No. Description n

99.1 Press release dated April 27, 2015.

99.2 Financial supplement dated April 27, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Dated: April 27, 2015	By:	/s/ ROLLAND D. JURGENS
ROLLAND D. JURGENS Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No. Description n

99.1 Press release dated April 27, 2015.

99.2 Financial supplement dated April 27, 2015.